UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	May 15, 2006

MACC PRIVATE EQUITIES INC.

DELAWARE	0-24412	42-1421406
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Second Street SE, Suite 800, Cedar Rapids, Iowa	52401
(Address of principal executive offices)	(Zip Code)

(319) 363-8249
Registrant’s telephone number, including area code

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

The Registrant issued a press release on May 15, 2006 regarding its results from operations in the second quarter of fiscal year 2006.

A copy of the press release has been filed with this Current Report on Form 8-K as Exhibit 99.1, and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits

99.1	Press Release dated May 15, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 15, 2006

MACC PRIVATE EQUITIES INC.

By:       /s/ David R. Schroder

David R. Schroder

President and Secretary

Exhibit Index

Exhibit

Number	Description

99.1	Press Release dated May 15, 2006.